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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 17, 2000

                               ISONICS CORPORATION
           (Name of small business issuer as specified in its charter)


CALIFORNIA                          001-12531                     77-0338561
----------                          ---------                     ----------
State of                          Commission File                IRS Employer
Incorporation                        Number                   Identification No.


                  5906 MCINTYRE STREET, GOLDEN, COLORADO 80403
                  --------------------------------------------
                     Address of principal executive offices


                                  303-279-7900
                                  ------------
                           Telephone number, including
                                    Area code


                                 NOT APPLICABLE
                                 --------------
           Former name or former address if changed since last report


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ITEM 5 - OTHER EVENTS

     GENERAL. Isonics filed a registration statement on Form S-4 for an exchange offer by which the Company will offer to exchange its outstanding Class A Redeemable Purchase Stock Purchase Warrants (the Class A Warrants") for newly-created Class B Common Stock Purchase Warrants (the "Class B Warrants) which became effective on June 12, 2000. The Company has decided that it is in its best interests to extend the expiration date of the exchange offer and the Class B Warrants from September 30, 2000 to and including April 30, 2001. Consequently the Company and its transfer agent (acting as Exchange Agent) have entered into an amendment to the Class B/C Warrant Agreement by which the expiration date of the Class B warrants and the exchange offer itself has been extended to and including April 30, 2001. Isonics expects to file a post-effective amendment to its Form S-4 registration statement in the near future to reflect this extension. The extension is effective immediately, but persons will not be entitled to exchange their Class A Warrants under the exchange offer until such post-effective amendment has become effective.

     Isonics is an advanced materials and technology company which develops and commercializes products based on enriched stable isotopes. Enriched stable isotopes can be thought of as ultra-ultra pure materials. This high degree of purification provides enhanced performance properties compared to normal materials. Stable isotopes have commercial uses in several areas, including energy; research, medical diagnostics, and drug development; product tagging and stewardship; semiconductors; lasers; and optical materials.

     Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 1999 filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired. NOT APPLICABLE.

(b)  Pro forma financial statements. NOT APPLICABLE.

(c)  Exhibits:

     1. Amendment No. 1 to the Warrant Agreement dated as of June 1, 2000 between Isonics Corporation and Continental Stock Transfer & Trust Company (included herewith)

     2. Warrant Agreement dated as of June 1, 2000 between Isonics Corporation and Continental Stock Transfer & Trust Company (incorporated by reference from Exhibit 4.05 to the registration statement on Form S-4 filed by Isonics Corporation (commission file no. 333-37696).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of August 2000.


                                       ISONICS CORPORATION


                                       By: /s/ James E. Alexander
                                          -------------------------------------
                                          James E. Alexander
                                          President and Chief Executive Officer